UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07083

Name of Fund: BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Arizona Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended July 31, 2018, municipal bond funds experienced net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $370 billion (well below the $408 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of July 31, 2018
6 months: 1.20%
12 months: 1.21%

A Closer Look at Yields

From July 31, 2017 to July 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.74% to 3.01%, while 10-year rates increased by 50 bps from 1.95% to 2.45% and 5-year rates increased by 76 bps from 1.21% to 1.97% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 41 bps, however remained a significant 72 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2018	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2018 ($12.57)(a)	3.82%
Tax Equivalent Yield(b)	7.58%
Current Monthly Distribution per Common Share(c)	$0.0400
Current Annualized Distribution per Common Share(c)	$0.4800
Economic Leverage as of July 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MNE(a)(b)	(7.16)%	0.63%
Lipper Intermediate Municipal Debt Funds(c)	(5.07)	0.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above average sensitivity to Fed policy, generally lagged longer-term issues.

•

New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below that national level. However, the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•

Positions in bonds with maturities in the 12- to 18-year range was beneficial relative to shorter maturities, as the former category offered both higher yields and strong price performance. However, the Fund’s intermediate-maturity mandate limited it from participating in the even stronger returns of bonds with maturities of 18 years and above.

•	Allocations to credits rated AA and A, highlighted by the local tax-backed and education sectors, further aided results.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive effect on returns.

•

The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

•

Positions in bonds with shorter and intermediate maturities, which lagged those with longer-dated maturities, detracted. The Fund’s allocation to higher-quality securities detracted relative to lower-rated issues, as the latter category provided higher income and stronger price performance.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.57	$14.07	(10.66)%	$14.43	$12.51
Net Asset Value	14.98	15.47	(3.17)	15.64	14.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Education	22%	24%
County/City/Special District/School District	22	21
Transportation	18	22
State	15	10
Health	10	10
Utilities	6	6
Corporate	4	3
Tobacco	2	1
Housing	1	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	3%
2019	8
2020	6
2021	13
2022	6

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	13%	11%
AA/Aa	40	50
A	27	20
BBB/Baa	13	13
BB/Ba	1	2
N/R	6	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	7

Fund Summary as of July 31, 2018	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2018 ($14.45)(a)	4.32%
Tax Equivalent Yield(b)	7.90%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of July 31, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.34%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MZA(a)(b)	(8.71)%	1.22%
Lipper Other States Municipal Debt Funds(c)	(7.04)	0.69

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

Arizona continued to benefit from both improving economic conditions and positive demographic trends. However, the state’s municipal market underperformed the national indexes due to its shorter maturity profile.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to using short-term interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive effect on returns.

•

Investments in lower-rated bonds (those rated A and below), which outperformed higher-quality issues, contributed positively. From a sector perspective, the Fund’s allocation to tobacco issues was beneficial, while its holdings in the health care and utilities sectors detracted.

•

The Fund’s positions in bonds with two- to five-year maturities hurt performance, as this area lagged the rest of the market. This allocation is largely comprised of advance-refunded bonds that the Fund purchased in a higher-yield environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$14.45	$16.59	(12.90)%	$17.40	$14.19
Net Asset Value	14.06	14.56	(3.43)	14.69	13.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Utilities	27%	21%
Education	22	23
County/City/Special District/School District	19	19
Health	12	12
Corporate	12	11
State	5	9
Transportation	2	3
Tobacco	1	2
Housing(b)	—	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	8
2020	6
2021	9
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	4%	9%
AA/Aa	58	55
A	16	15
BBB/Baa	11	10
BB/Ba	7	8
N/R	4	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of July 31, 2018	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2018 ($13.19)(a)	4.73%
Tax Equivalent Yield(b)	10.31%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of July 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYC(a)(b)	(9.91)%	2.02%
Lipper California Municipal Debt Funds(c)	(6.07)	1.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect investment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

After a period of outperformance, California municipal bonds trailed the national market over the past 12 months due to the combination of richer valuations, tighter yield spreads, and significant new-issue supply.

•

Income was the primary driver of the Fund’s positive return, as it offset the effects of falling bond prices and the amortization of bond premiums. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•

Holdings that were purchased in a higher-rate environment and that have lower duration characteristics contributed to performance. These positions generate generous income and are less sensitive to the negative effects of rising interest rates. (Duration is a measure of interest rate sensitivity.)

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive impact on returns.

•

The Fund’s use of leverage, while amplifying the effect of falling prices, contributed to performance by augmenting portfolio income. However, the cost of leverage increased due to using short-term interest rates.

•

On the negative side, the Fund’s positions in shorter-term bonds detracted from performance. Higher-quality investment-grade holdings (those rated AA and AAA), which fared worse than those rated below investment grade, also detracted. Strong inflows into high-yield products fueled greater price appreciation for lower-rated issues. Believing this translated to minimal value in high-yield California municipal bonds, the investment adviser maintained an underweight in this area.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield California Fund, Inc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.19	$15.43	(14.52)%	$15.71	$13.10
Net Asset Value	15.11	15.61	(3.20)	15.79	14.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
County/City/Special District/School District	31%	40%
Education	24	14
Health	15	16
Transportation	11	12
State	8	6
Utilities	6	6
Tobacco	3	4
Corporate	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	2%
2019	12
2020	7
2021	9
2022	3

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	6%	5%
AA/Aa	70	68
A	16	21
BBB/Baa	2	1
BB/Ba	1	1
B/B	5	3
N/R(b)	—	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2018	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2018 ($13.69)(a)	6.09%
Tax Equivalent Yield(b)	10.29%
Current Monthly Distribution per Common Share(c)	$0.0695
Current Annualized Distribution per Common Share(c)	$0.8340
Economic Leverage as of July 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYF(a)(b)	(11.00)%	1.61%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.84)	1.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

Given the downturn in bond prices, portfolio income — enhanced by leverage — made the largest positive contribution to performance. However, the use of leverage also amplified the effect of market weakness. In addition, the cost of leverage rose due to the increase in short-term interest rates.

•

The Fund’s holdings in BBB-rated and high yield bonds aided returns, as lower-quality bonds outpaced higher-rated issues. At the sector level, tobacco and health care were the largest beneficiaries of this trend.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Although yields rose during the period, reinvestment was generally a drag on income as the proceeds from maturing or called bonds were reinvested at significantly lower yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.69	$16.34	(16.22)%	$16.57	$13.58
Net Asset Value	14.29	14.94	(4.35)	15.04	14.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	25%	28%
County/City/Special District/School District	19	20
Health	17	16
Utilities	14	14
Education	7	8
State	7	5
Tobacco	5	3
Housing	3	2
Corporate	3	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	8%
2019	28
2020	11
2021	15
2022	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	8%	8%
AA/Aa	47	50
A	21	22
BBB/Baa	10	9
BB/Ba	4	3
B/B	4	1
N/R(b)	6	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of July 31, 2018	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On September 6, 2017, the Boards of the Fund, BlackRock New Jersey Municipal Bond Trust (BLJ) and BlackRock New Jersey Municipal Income Trust (BNJ) approved the reorganizations of BLJ and BNJ with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 28, 2018, the requisite shareholders of the Fund, BLJ and BNJ approved the reorganization, which was effective June 11, 2018.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2018 ($13.51)(a)	5.37%
Tax Equivalent Yield(b)	10.69%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Economic Leverage as of July 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.77%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYJ(a)(b)	(13.57)%	3.94%
Lipper New Jersey Municipal Debt Funds(c)	(5.76)	2.25

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•	New Jersey bonds outpaced the national market due in part to investors’ positive reaction to legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds.

•	Given that bond prices declined somewhat, the Fund’s return was primarily derived from income.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	At the sector level, positions in state tax-backed issues made the largest contribution to performance, followed by transportation and education.

•

Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve. In this environment, the Fund’s positions in bonds with maturities of 20 years and above generated positive returns. Longer-bonds’ stronger performance also reflected their higher yields versus the market as a whole. Conversely, the Fund’s positions in shorter-maturity debt weighed on results as interest rate increases by the Fed continued to push short-term yields higher.

•

Positions in higher-yielding, lower-rated bonds performed well and outpaced the overall market. The category was boosted by improving credit fundamentals and the combination of strong investor demand and limited new-issue supply.

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield New Jersey Fund, Inc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.51	$16.58	(18.52)%	$16.94	$13.51
Net Asset Value	15.57	15.89	(2.01)	16.16	15.44

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	37%	37%
County/City/Special District/School District	18	16
Education	15	17
State	10	12
Corporate	7	7
Health	6	6
Tobacco	3	2
Housing	3	2
Utilities	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	10
2020	6
2021	18
2022	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	4%	4%
AA/Aa	33	35
A	24	29
BBB/Baa	30	26
BB/Ba	6	2
N/R	3	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments July 31, 2018	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 128.4%

New York — 128.4%
Corporate — 5.7%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/22	$850	$932,408
New York Transportation Development Corp., ARB, Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, AMT, 5.00%, 01/01/33	1,000	1,117,690
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/26	1,000	1,053,980
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24(a)	500	500,280

		3,604,358
County/City/Special District/School District — 23.8%
City of Glen Cove New York, GO:
Series A, 5.00%, 01/01/25	195	218,806
Series A, 5.00%, 01/01/26	105	118,121
Refunding, 5.00%, 01/15/25	980	1,100,305
Refunding, 5.00%, 01/15/26	520	585,291
City of New York, GO, Refunding, Series E:
5.25%, 08/01/22	2,000	2,251,800
5.00%, 08/01/30	1,250	1,391,150
City of New York, GO:
Sub-Series A-1, 5.00%, 08/01/33	700	784,175
Sub-Series I-1, 5.50%, 04/01/19(b)	995	1,022,243
Sub-Series I-1, 5.50%, 04/01/21	505	518,488
Sub-Series I-1, 5.13%, 04/01/25	750	767,977
City of New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	1,000	1,002,680
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/33	300	336,054
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	676,568
5.75%, 02/15/47	385	418,926
New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	20	22,995
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,088,590
State of New York Dormitory Authority, RB, Haverstraw King’s Daughters Public Library, 5.00%, 07/01/26	1,015	1,102,564
Town of Oyster Bay New York, GOL, New York Public Improvement, 4.00%, 02/15/24	1,500	1,591,710

		14,998,443
Education — 38.0%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/20(b)	1,000	1,049,730
Build NYC Resource Corp., Refunding RB, The Packer Collegiate Institute Project, 5.00%, 06/01/35	250	276,918
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31(a)	750	767,190
Build NYC Resource Corp., Refunding RB:
Ethical Culture Fieldston School Project, 5.00%, 06/01/30	385	434,249
Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(a)	500	545,890
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 07/01/32	500	565,960

Security	Par (000)	Value
Education (continued)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB:
Buffalo State College Foundation Housing, 6.00%, 10/01/31	$1,000	$1,105,150
The Charter School for Applied Technologies Project, Series A, 4.50%, 06/01/27	1,000	1,075,360
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(b)	1,000	1,143,750
County of Nassau New York, GO, Series A (AGM), 5.00%, 04/01/32	1,000	1,163,020
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 03/01/20(b)	1,000	1,052,360
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	546,905
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/33	1,000	1,172,400
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	500	503,260
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	130,414
Fordham University, Series A, 5.25%, 07/01/21(b)	500	550,095
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/32	1,000	1,119,380
Mount Sinai School of Medicine, 5.50%, 07/01/19(b)	1,000	1,035,410
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 07/01/24	250	283,777
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	1,000	1,013,340
State of New York Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 07/01/29	375	425,794
Fordham University, 5.00%, 07/01/30	300	340,104
Pace University, Series A, 5.00%, 05/01/27	980	1,067,886
Series B, 5.00%, 07/01/31	1,500	1,720,305
Series L, 5.00%, 01/01/32	1,750	2,038,277
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,050	1,194,165
The Culinary Institute of America, 5.00%, 07/01/28	500	541,270
Troy Capital Resource Corp., Refunding RB, 5.00%, 08/01/32	1,000	1,124,810

		23,987,169
Health — 16.3%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	500	551,245
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 04/01/21	215	228,964
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 07/01/25	1,000	1,058,770
County of Monroe Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/29	660	746,757
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	974,028
Remarketing, Series A, 5.00%, 11/01/30	580	616,163
Series B, 6.00%, 11/01/20(b)	205	224,301
Series B, 6.00%, 11/01/30	35	37,627
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 4.00%, 01/01/23	250	266,115
Kendal On Hudson Project, 5.00%, 01/01/28	875	947,196
Westchester Medical Center, 5.00%, 11/01/34	500	542,615

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
State of New York Dormitory Authority, RB, Series A(b):
NYSARC, Inc., 5.30%, 07/01/19	$450	$465,332
New York University Hospitals Center, 5.00%, 07/01/20	1,000	1,061,280
State of New York Dormitory Authority, Refunding RB:
Mount Sinai Hospital Series A, 4.25%, 07/01/23	250	260,075
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	500	543,670
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	1,270	1,426,527
Orange Regional Medical Center, 5.00%, 12/01/27(a)	100	113,582
Orange Regional Medical Center, 5.00%, 12/01/28(a)	200	226,180

		10,290,427
Housing — 2.0%
City of New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 07/01/30	500	554,405
Yonkers New York Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	690	692,001

		1,246,406
State — 12.5%
City of New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-3, 5.00%, 01/15/23	575	583,987
Fiscal 2015, Series S-1, 5.00%, 07/15/37	1,140	1,272,844
New York City Transitional Finance Authority Building Aid Revenue, B, Series S-3, 5.00%, 07/15/32	1,500	1,763,520
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Sub-Series A1, 5.00%, 08/01/33(c)	300	351,957
State of New York Dormitory Authority, RB, Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 01/15/27	600	600,954
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 04/01/19(b)	1,000	1,023,750
State of New York Urban Development Corp., Refunding RB, Personal Income Tax, Series A, 5.00%, 03/15/35	1,990	2,260,680

		7,857,692
Tobacco — 2.7%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/34	500	538,925
New York Counties Tobacco Trust, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series B:
5.00%, 06/01/25	845	955,889
5.00%, 06/01/28	90	101,138
5.00%, 06/01/29	105	117,379

		1,713,331
Transportation — 19.5%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	1,000	1,104,000
Series A-1, 5.25%, 11/15/23(b)	500	582,480
Series B, 5.25%, 11/15/33	1,000	1,133,420
Series B (NPFGC), 5.25%, 11/15/19	860	900,343
Sub-Series B-1, 5.00%, 11/15/21(b)	460	507,840
Sub-Series B-4, 5.00%, 11/15/21(b)	300	331,200
Sub-Series D-1, 5.25%, 11/15/44	225	255,314
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,000	1,040,140
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,107,160
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 01/01/37	660	715,236
Series K, 5.00%, 01/01/32	1,035	1,171,051

Security	Par (000)	Value
Transportation (continued)
Triborough Bridge & Tunnel Authority, RB:
Series B, 5.00%, 11/15/31	$2,005	$2,316,697
Series B-3, 5.00%, 11/15/33	500	574,870
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 01/01/22(b)	500	553,790

		12,293,541
Utilities — 7.9%
Long Island Power Authority, RB, Electric System, 5.00%, 09/01/32	1,000	1,157,060
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 04/01/19(b)	500	513,690
5.00%, 09/01/34	1,000	1,116,270
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 06/15/31	1,000	1,085,270
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	1,000	1,138,330

		5,010,620

Total Municipal Bonds — 128.4% (Cost — $78,200,315)		81,001,987

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 36.2%
County/City/Special District/School District — 10.5%
City of New York, GO:
Sub-Series 1-I, 5.00%, 03/01/32	991	1,111,095
Sub-Series G-1, 5.00%, 04/01/29	750	821,092
Refunding Series E, 5.00%, 08/01/19(b)	174	179,727
Refunding Series E, 5.00%, 08/01/27	426	439,722
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	4,070,080

		6,621,716
State — 12.6%
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, SubSeries B-1, 5.00%, 08/01/36	3,001	3,415,078
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,135,256
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	1,500	1,741,973
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	1,499	1,668,989

		7,961,296
Transportation — 10.4%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	3,510	3,906,852
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/19(b)	749	785,104
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	991	1,095,608
Consolidated, Series 169th, 5.00%, 10/15/26	750	812,122

		6,599,686

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities — 2.7%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	$1,560	$1,689,355

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2% (Cost — $22,223,168)		22,872,053

Total Long-Term Investments — 164.6% (Cost — $100,423,483)		103,874,040

	Shares
Short-Term Securities — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(e)(f)	1,061,194	1,061,407

Total Short-Term Securities — 1.7% (Cost — $1,061,292)		1,061,407

Total Investments — 166.3% (Cost — $101,484,775)		104,935,447
Other Assets Less Liabilities — 0.7%		431,481
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.3)%		(12,824,978)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.7)%		(29,460,648)

Net Assets Applicable to Common Shares — 100.0%		$63,081,302

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	187,589	873,605	1,061,194	$1,061,407	$7,878	$161	$96

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	20	09/19/18	$2,388	$4,583
Long U.S. Treasury Bond	9	09/19/18	1,287	(874)
5-Year U.S. Treasury Note	11	09/28/18	1,244	2,682

				$6,391

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$7,265	$—	$7,265

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$874	$—	$874

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$323,820	$—	$323,820

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$9,491	$—	$9,491

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,461,492

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$103,874,040	$—	$103,874,040
Short-Term Securities	1,061,407	—	—	1,061,407

	$1,061,407	$103,874,040	$—	$104,935,447

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$7,265	$—	$—	$7,265
Liabilities:
Interest rate contracts	(874)	—	—	(874)

	$6,391	$—	$—	$6,391

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(12,780,377)	$—	$(12,780,377)
VRDP Shares at Liquidation Value	—	(29,600,000)	—	(29,600,000)

	$—	$(42,380,377)	$—	$(42,380,377)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 150.7%

Arizona — 149.2%
Corporate — 18.5%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 06/01/35	$4,350	$4,565,630
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,062,980
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	1,000	1,045,970
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,394,200
5.00%, 12/01/37	2,500	2,965,000

		12,033,780
County/City/Special District/School District — 30.0%
City of Tempe Arizona, GO, 5.00%, 07/01/38	840	984,698
City of Tucson Arizona, COP, (AGC), 5.00%, 07/01/19(a)	1,000	1,031,270
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B:
5.50%, 07/01/29	480	558,245
5.50%, 07/01/30	400	465,204
County of Maricopa Arizona Unified School District No. 11 Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,400,875
County of Maricopa Arizona Unified School District No. 210 Phoenix, GO, School Improvement Project of 2011 & 2017, 5.00%, 07/01/37	1,000	1,154,540
County of Maricopa Arizona Unified School District No. 95 Queen Creek, GO, 5.00%, 07/01/37	400	455,040
County of Mohave Arizona Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 07/01/26	1,000	1,031,270
Gilbert Public Facilities Municipal Property Corp., RB, 5.50%, 07/01/19(a)	2,000	2,072,500
Greater Arizona Development Authority, RB, Santa Cruz County Jail, Series 2, 5.25%, 08/01/18	1,155	1,155,000
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 07/01/38	3,600	3,851,568
Town of Buckeye Arizona, RB, 5.00%, 07/01/43	4,000	4,443,320
Town of Queen Creek Arizona Excise Tax Revenue, RB, Series A, 5.00%, 08/01/42	750	864,727

		19,468,257
Education — 35.8%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 06/01/30	2,595	2,834,467
Arizona IDA, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	500	519,920
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	500	496,170
Arizona State University, Refunding RB, 5.00%, 06/01/39	2,050	2,332,633
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 07/01/33	500	555,885
Great Hearts Academies - Veritas Projects, 6.30%, 07/01/21(a)	500	562,220
Great Hearts Academies Projects, Series A, 5.00%, 07/01/44	2,000	2,101,120
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	440	487,753
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(b)	500	513,120
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 07/01/45(b)	1,000	1,022,830
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46(b)	1,500	1,533,345

Security	Par (000)	Value
Education (continued)
Downtown Phoenix Student Housing, LLC - Arizona State University Project, Series A, 5.00%, 07/01/42	$1,750	$1,919,033
Great Hearts Academies Projects, 5.00%, 07/01/46	500	525,980
Legacy Traditional School Projects, 5.00%, 07/01/45(b)	500	511,115
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 07/01/47	1,000	1,040,350
County of Maricopa Arizona IDA, Refunding RB, Paradise Schools Projects, 5.00%, 07/01/47(b)	1,000	1,033,620
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 08/01/38	3,000	3,282,360
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,533,014
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	500	527,755

		23,332,690
Health — 18.5%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 03/01/41	500	527,320
Arizona Health Facilities Authority, Refunding RB, Series A:
Phoenix Children’s Hospital, 5.00%, 02/01/42	1,000	1,050,650
Scottsdale Lincoln Hospitals Project, 5.00%, 12/01/42	1,750	1,925,980
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	535,365
County of Glendale Arizona IDA, Refunding RB, Terrace of Phoenix Project, 5.00%, 07/01/48	530	553,219
County of Maricopa Arizona IDA, RB, Catholic Healthcare West, Series A, 6.00%, 07/01/39	170	176,266
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
5.00%, 01/01/38	1,320	1,490,901
4.00%, 01/01/41	3,000	3,092,610
County of Yavapai Arizona IDA, Refunding RB, Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,090,770
University Medical Center Corp., RB, 6.50%, 07/01/19(a)	500	522,175
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(a)	1,000	1,114,460

		12,079,716
State — 7.7%
Arizona School Facilities Board, COP(a):
5.13%, 09/01/18	1,000	1,003,120
5.75%, 09/01/18	2,000	2,007,240
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 07/01/29	1,930	2,013,588

		5,023,948
Transportation — 2.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien, Series A, 5.00%, 07/01/20(a)	1,000	1,062,060
Senior Lien, AMT, 5.00%, 07/01/32	700	769,888

		1,831,948
Utilities — 35.9%
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B (AGM), 5.00%, 07/01/40	3,500	3,883,320
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,469,380
City of Phoenix Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/42	3,000	3,351,690
City of Phoenix Civic Improvement Corp., RB:
Junior Lien, Series A, 4.00%, 07/01/39	1,300	1,357,343
Series B (BHAC), 5.50%, 07/01/41	100	134,393

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
City of Phoenix Civic Improvement Corp., Refunding RB, Junior Lien Airport, Series D, 4.00%, 07/01/40	$1,000	$1,032,560
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18(a)	2,000	2,030,440
County of Pinal Arizona, Refunding RB, Electric District No. 3, 5.25%, 07/01/21(a)	2,500	2,740,750
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 06/01/26	500	505,760
Salt River Project Agricultural Improvement & Power District, Refunding RB:
Salt River Project Electric System, 5.00%, 01/01/36	2,250	2,630,700
Series A, 5.00%, 12/01/41	2,000	2,270,420

		23,406,756

Total Municipal Bonds in Arizona		97,177,095

Puerto Rico — 1.5%
Tobacco — 1.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,000	1,008,720

Total Municipal Bonds — 150.7% (Cost — $94,438,251)		98,185,815

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Arizona — 9.7%
Utilities — 9.7%
City of Mesa Arizona Utility System Revenue, RB, Utility System, 5.00%, 07/01/35	3,000	3,231,285
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(a)	3,000	3,093,630

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.7% (Cost — $6,025,811)		6,324,915

Total Long-Term Investments — 160.4% (Cost — $100,464,062)		104,510,730

Security	Shares	Value
Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(d)(e)	406,896	$406,978

Total Short-Term Securities — 0.6% (Cost — $406,938)		406,978

Total Investments — 161.0% (Cost — $100,871,000)		104,917,708
Other Assets Less Liabilities — 0.6%		390,216
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.6)%		(3,002,929)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (57.0)%		(37,152,046)

Net Assets — 100.0%		$65,152,949

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	969,095	(562,199)	406,896	$406,978	$5,203	$290	$(132)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	14	09/19/18	$1,672	$1,506
Long U.S. Treasury Bond	22	09/19/18	3,133	(11,964)
5-Year U.S. Treasury Note	4	09/28/18	453	42

				$(10,416)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,548	$—	$1,548

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$11,964	$—	$11,964

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$223,159	$—	$223,159

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,042)	$—	$(3,042)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,430,164

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$104,510,730	$—	$104,510,730
Short-Term Securities	406,978	—	—	406,978

	$406,978	$104,510,730	$—	$104,917,708

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,548	$—	$—	$1,548
Liabilities:
Interest rate contracts	(11,964)	—	—	(11,964)

	$(10,416)	$—	$—	$(10,416)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(3,000,000)	$—	$(3,000,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

	$—	$(40,300,000)	$—	$(40,300,000)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 89.0%

California — 88.1%
Corporate — 1.3%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 01/01/34	$4,000	$4,136,040

County/City/Special District/School District — 19.0%
Anaheim California Union High School District, GO, Election of 2014, 4.00%, 08/01/42	5,725	5,953,256
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,007,780
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E, 6.00%, 09/01/19(a)	2,660	2,791,909
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,520	1,702,324
6.50%, 05/01/42	1,860	2,083,107
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 07/01/42	4,000	4,631,720
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	5,773,400
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,440	2,712,280
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/40	5,500	6,250,695
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	2,500	2,980,900
Pico Rivera Public Financing Authority, RB, 5.75%, 09/01/19(a)	5,300	5,545,708
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/23(a)	5,000	6,032,850
San Francisco Bay Area Rapid Transit District, GO, Election of 2016, Green Bonds, Series A, 4.00%, 08/01/42	7,875	8,332,537
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,891,013
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,874,350

		61,563,829
Education — 13.7%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 04/01/20(a)	2,500	2,685,850
San Francisco University, 6.13%, 10/01/21(a)	855	971,605
San Francisco University, 6.13%, 10/01/36	890	1,004,614
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(a)	2,750	3,140,555
California School Finance Authority, RB:
Alliance College-Ready Public Schools - 2023 Union LLC Project, Series A, 6.00%, 07/01/33	1,500	1,665,045
Alliance College-Ready Public Schools - 2023 Union LLC Project, Series A, 6.30%, 07/01/43	3,000	3,334,590
Value Schools, 6.65%, 07/01/33	595	666,906
Value Schools, 6.90%, 07/01/43	1,330	1,455,539
California State University, Refunding RB, Systemwide, Series A, 4.00%, 11/01/35	12,250	12,917,257
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/43(b)	3,500	4,103,330
University of California, Refunding RB:
Limited Project, Series K, 4.00%, 05/15/36	5,000	5,255,950
Limited Project, Series O, 5.00%, 05/15/40	3,500	4,067,105
Series AZ, 5.00%, 05/15/37	2,500	2,942,075

		44,210,421

Security	Par (000)	Value
Health — 11.8%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	$9,700	$10,692,504
Sutter Health, Series B, 6.00%, 08/15/20(a)	7,530	8,213,347
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(a)	10,000	10,425,500
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 08/15/20(a)	8,110	8,837,386

		38,168,737
Housing — 1.1%
County of Santa Clara California Housing Authority, RB, M/F, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 08/01/41	3,500	3,507,805

State — 13.7%
State of California, GO, Refunding:
Various Purpose, 5.00%, 09/01/35	10,115	11,753,731
Various Purpose, 5.25%, 10/01/39	6,150	7,173,299
Various Purposes, 5.00%, 11/01/37	4,690	5,496,117
State of California Public Works Board, LRB:
Correctional Facilities Improvements, Series A, 5.00%, 09/01/39	1,435	1,615,480
Department of Developmental Services, Poterville, Series C, 6.25%, 04/01/19(a)	1,610	1,663,468
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	10,000	10,348,500
Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,743,461
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19(a)	4,400	4,672,976

		44,467,032
Tobacco — 4.7%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	775	780,603
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Convertible CAB, Series A-2, 5.30%, 06/01/37	750	783,180
Series A-1, 5.00%, 06/01/47	9,840	10,101,108
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	3,000	3,016,140
5.13%, 06/01/46	605	608,255

		15,289,286
Transportation — 15.4%
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 5.00%, 12/31/43	3,500	3,920,805
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 05/01/33	1,440	1,609,330
City & County of San Francisco California Airports Commission, Refunding RB, Second Series E:
6.00%, 05/01/19(a)	405	419,130
6.00%, 05/01/39	4,810	4,971,953
City & County of San Francisco California Port Commission, RB, Series A, 5.13%, 03/01/40	5,075	5,301,040
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	3,910	4,425,964
City of Los Angeles California Department of Airports, ARB, Sub-Series A, AMT:
5.00%, 05/15/42	3,500	3,933,405
Los Angeles International Airport, 5.00%, 05/15/42	3,520	3,917,549

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
City of Los Angeles California Department of Airports, RB, Subordinate, Series C, AMT, 5.00%, 05/15/44(b)	$3,215	$3,626,359
City of San Jose California, ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT (AGM):
5.50%, 03/01/30	1,000	1,083,380
5.75%, 03/01/34	1,000	1,090,140
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 6.25%, 03/01/34	1,400	1,553,748
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	8,290	9,412,549
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/42	4,100	4,604,054

		49,869,406
Utilities — 7.4%
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	4,000	4,341,320
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(a)	2,645	2,957,269
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	5,988,571
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	2,420	2,682,159
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	3,000	3,438,000
Oceanside Public Financing Authority, Refunding RB, Series A:
5.25%, 05/01/30	1,245	1,425,512
5.25%, 05/01/33	2,810	3,198,314

		24,031,145

Total Municipal Bonds in California		285,243,701

Puerto Rico — 0.9%
Tobacco — 0.9%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,970	1,982,845
5.63%, 05/15/43	795	801,932

Total Municipal Bonds in Puerto Rico		2,784,777

Total Municipal Bonds — 89.0% (Cost — $277,032,959)		288,028,478

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 78.1%
County/City/Special District/School District — 32.3%
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	17,850	20,187,368
5.00%, 12/01/44	14,095	15,879,772
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)(d)	9,682	10,393,914
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	3,828	4,003,752
Palomar Community College Distric, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,300,705
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	7,732	8,026,562
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 08/01/21(a)	15,520	17,056,170

Security	Par (000)	Value
County/City/Special District/School District (continued)
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	$10,000	$11,828,800

		104,677,043
Education — 26.2%
California State University, Refunding RB, Series A:
Systemwide, 5.00%, 11/01/41	9,775	11,216,908
5.00%, 11/01/43	5,001	5,670,122
Systemwide, 5.00%, 11/01/42(d)	13,430	15,482,440
University of California, RB, Series AM, 5.25%, 05/15/44	11,950	13,693,804
University of California, Refunding RB:
Series AZ, 5.00%, 05/15/43(d)	12,000	13,958,760
Series I, 5.00%, 05/15/40	21,875	24,878,019

		84,900,053
Health — 13.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,000	12,414,435
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	26,870	29,539,803

		41,954,238
Transportation — 3.4%
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/45	10,045	11,183,711

Utilities — 3.2%
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 5.00%, 06/01/19(a)	9,870	10,170,542

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 78.1% (Cost — $247,395,729)		252,885,587

Total Long-Term Investments — 167.1% (Cost — $524,428,688)		540,914,065

	Shares
Short-Term Securities — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(e)(f)	5,452,423	5,453,513

Total Short-Term Securities — 1.7% (Cost — $5,453,299)		5,453,513

Total Investments — 168.8% (Cost — $529,881,987)		546,367,578
Liabilities in Excess of Other Assets — (0.8)%		(2,422,324)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.4)%		(114,501,505)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (32.6)%		(105,698,702)

Net Assets Applicable to Common Shares — 100.0%		$323,745,047

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires between May 5, 2020 to May 15, 2026, is $18,469,609. See Note 4 of the Notes to Financial Statements for details.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Fund, Inc. (MYC)

(e)	Annualized 7-day yield as of period end.
(f)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,010,794	4,441,629	5,452,423	$5,453,513	$14,584	$2	$177

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	88	09/19/18	$10,509	$36,452
Long U.S. Treasury Bond	105	09/19/18	15,012	(26,001)
5-Year U.S. Treasury Note	20	09/28/18	2,263	5,296

				$15,747

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$41,748	$—	$41,748

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$26,001	$—	$26,001

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,309,643	$—	$1,309,643

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$70,835	$—	$70,835

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Fund, Inc. (MYC)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$23,493,660

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$540,914,065	$—	$540,914,065
Short-Term Securities	5,453,513	—	—	5,453,513

	$5,453,513	$540,914,065	$—	$546,367,578

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$41,748	$—	$—	$41,748
Liabilities:
Interest rate contracts	(26,001)	—	—	(26,001)

	$15,747	$—	$—	$15,747

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(114,107,701)	$—	$(114,107,701)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

	$—	$(220,007,701)	$—	$(220,007,701)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 96.6%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$598,786

Arizona — 1.4%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,645	1,715,406
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,070	1,098,077

		2,813,483
California — 11.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	1,645	1,794,284
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(b)	710	740,211
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	145	160,531
California Statewide Communities Development Authority, RB, Series A(a):
Lancer Educational student Housing Project, 5.00%, 06/01/46	1,680	1,767,662
Loma Linda University Medical Center, 5.00%, 12/01/46	290	306,518
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	1,360	1,439,329
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 05/01/28	1,065	1,216,368
5.25%, 05/01/33	830	927,600
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	1,500	1,622,700
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	655	680,945
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,620	1,890,508
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,905	3,372,676
5.25%, 05/15/38	825	929,090
State of California, GO, Various Purposes, 6.00%, 03/01/33	2,535	2,709,585
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,155,680
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	835	950,313
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	625	725,425

		22,389,425
Colorado — 1.3%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	345	351,113
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,145,520
5.50%, 11/15/30	330	376,966
5.50%, 11/15/31	400	456,292
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/37	290	316,616

		2,646,507

Security	Par (000)	Value
Connecticut — 0.2%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	$315	$318,245

Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	531,150

Florida — 7.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	675	764,026
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,600	1,623,472
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	1,005	1,107,771
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,249,163
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,162,820
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	140	140,881
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	130	131,863
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,170	1,309,090
Series B, AMT, 6.25%, 10/01/38	525	606,853
Series B, AMT, 6.00%, 10/01/42	700	797,580
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,440	2,656,525
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	240	254,126
5.38%, 05/01/47	260	274,932
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,200	1,363,284

		15,442,386
Georgia — 0.3%
County of Georgia Housing & Finance Authority, RB, S/F, Series A, 4.00%, 12/01/48	290	290,200
Griffin-Spalding County Hospital Authority, RB, Revenue Anticipation Certificates, 4.00%, 04/01/42	370	373,227

		663,427
Hawaii — 0.6%
State of Hawaii Airports System Revenue, COP, AMT:
5.25%, 08/01/25	485	542,211
5.25%, 08/01/26	525	584,078

		1,126,289
Illinois — 16.8%
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series H, 5.00%, 12/01/36	295	304,531
Project, Series C, 5.25%, 12/01/35	970	1,009,624
Chicago Board of Education, GO, Refunding, Series D, 5.00%, 12/01/25	530	557,852
Chicago Board of Education, GO, Dedicated Revenues:
Series F, 5.00%, 12/01/22	400	418,656
Series G, 5.00%, 12/01/34	290	300,707
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,080,540
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	6,065	6,732,211

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	$1,000	$1,067,820
5.25%, 12/01/40	1,000	1,066,510
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,055,590
5.25%, 12/01/43	1,500	1,560,630
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	4,000	4,403,120
Illinois Finance Authority, Refunding RB(b):
Central DuPage Health, Series B, 5.38%, 11/01/19	1,200	1,255,224
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19	4,160	4,351,734
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A:
0.00%, 12/15/56(c)	2,965	444,098
5.00%, 06/15/57	810	862,310
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(c)	4,140	689,848
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,370	1,508,041
6.00%, 06/01/21	390	434,651
State of Illinois, GO:
5.25%, 02/01/32	2,200	2,325,620
5.50%, 07/01/33	1,000	1,060,330
5.50%, 07/01/38	415	436,833

		32,926,480
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 01/01/34	1,350	1,573,317
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	170	182,903
6.75%, 01/15/43	355	381,440
6.88%, 01/15/52	515	554,408
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	700	715,925
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	4,525	4,611,835
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	720	751,723

		8,771,551
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	1,255	1,333,513
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,041
Midwestern Disaster Area, 5.25%, 12/01/25	865	923,673

		2,262,227
Kansas — 2.5%
City of Lenexa, Refunding RB, Series A, 5.00%, 05/15/39	660	709,097
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	655	693,619
Kansas Development Finance Authority, Refunding RB, Adventist Health System:
5.50%, 11/15/19(b)	75	78,530
5.50%, 11/15/29	3,200	3,372,064

		4,853,310

Security	Par (000)	Value
Louisiana — 2.3%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	$1,500	$1,687,665
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,549,830
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	1,195	1,237,363

		4,474,858
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	765	848,140

Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	185	191,838
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 06/01/36	585	595,237
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	20	22,618

		809,693
Massachusetts — 1.8%
Massachusetts HFA, Refunding RB, AMT:
Series B, 5.50%, 06/01/41	975	998,020
Series C, 5.35%, 12/01/42	795	804,771
Series F, 5.70%, 06/01/40	1,625	1,638,016

		3,440,807
Michigan — 3.4%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,805	1,975,410
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	2,460	2,463,813
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18(b)	760	767,266
6.00%, 10/15/18(b)	450	454,302
6.00%, 10/15/38	40	40,364
State of Michigan Housing Development Authority, RB, Series A, 4.05%, 10/01/48	885	883,425

		6,584,580
Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	170	178,653

Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)	2,850	2,935,301
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	3,375	3,569,501

		6,504,802
New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	1,000	1,003,520

New Jersey — 5.6%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	900	994,041
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	2,250	2,335,703
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	2,670	2,703,989
Series AA, 5.50%, 06/15/39	2,475	2,656,913

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	$935	$1,027,079
Series A, 5.25%, 06/01/46	240	268,730
Sub-Series B, 5.00%, 06/01/46	895	958,831

		10,945,286
New Mexico — 0.7%
New Mexico Mortgage Finance Authority, RB, S/F, Mortgage Program Class I, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.90%, 07/01/48	1,330	1,316,048

New York — 1.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,100	1,141,811
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,650	1,738,704
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	475	514,297

		3,394,812
Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.75%, 06/01/34	310	310,775
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	3,115	3,312,242
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,000	1,118,140

		4,741,157
Oklahoma — 0.7%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	450	497,394
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	760	853,928

		1,351,322
Pennsylvania — 4.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	585	630,021
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/33	130	145,981
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	560	559,983
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 04/01/39	1,075	1,105,315
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,054,420
Pennsylvania Turnpike Commission, RB, Series A(b):
5.63%, 12/01/20	1,470	1,599,845
5.63%, 12/01/20	545	593,140
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	625	694,119
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,500	1,659,900

		8,042,724

Security	Par (000)	Value
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$1,200	$1,207,824
5.63%, 05/15/43	1,145	1,154,984

		2,362,808
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	565,178
Series B, 4.50%, 06/01/45	3,950	4,021,890

		4,587,068
South Carolina — 4.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,505	2,866,897
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	1,955	2,218,182
5.50%, 07/01/41	1,000	1,110,510
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,280	1,422,272
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,020	1,103,926

		8,721,787
Texas — 7.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien(b):
5.75%, 01/01/21	1,000	1,089,900
6.00%, 01/01/21	2,600	2,849,002
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	3,515	3,816,200
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,365	1,445,221
Series H, 5.00%, 11/01/37	1,535	1,646,963
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 01/01/19(b)	1,000	1,018,170
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	710	791,707
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,804,839

		14,462,002
Virginia — 3.6%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	560	608,401
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	610	628,837
5.50%, 05/15/19	1,135	1,170,503
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(b)	800	813,760
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,395	1,394,958
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(d)	585	594,137
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,715	1,896,927

		7,107,523
West Virginia — 0.9%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated, Series A, 4.00%, 06/01/51	1,750	1,738,520

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin — 0.6%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	$1,015	$1,098,890

Total Municipal Bonds — 96.6% (Cost — $177,799,640)		189,058,266

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.6%
Maricopa County Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	1,065	1,098,143

California — 22.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(f)	1,998	2,094,088
Series F-1, 5.63%, 04/01/19(b)	2,681	2,757,888
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(f)	4,198	4,225,798
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	6,000	6,410,460
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	790	813,846
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(f)	5,251	5,637,195
Los Angeles Community College District California, GO, Refunding, Go, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	7,697	8,049,318
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,980	2,248,821
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 08/01/19(b)	8,412	8,754,012
University of California, RB, Series O, 5.75%, 05/15/19(b)	3,001	3,104,187

		44,095,613
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(f)	2,149	2,204,986

District of Columbia — 3.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	2,804	2,941,479
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18(b)	3,507	3,531,178

		6,472,657
Florida — 2.9%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	3,869	3,889,083
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,575	1,768,263

		5,657,346
Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	914	938,710

Nevada — 7.9%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,740	3,125,984
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(b)	5,668	5,873,691
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	6,070	6,558,241

		15,557,916

Security	Par (000)	Value
New Hampshire — 1.1%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(f)	$2,159	$2,225,566

New Jersey — 3.6%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,969	1,994,075
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	4,000	4,008,600
Series B, 5.25%, 06/15/36(f)	1,000	1,042,856

		7,045,531
New York — 16.6%
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	3,859	4,200,353
Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,505	2,586,671
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 06/15/44	4,408	4,846,428
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,499	2,539,762
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(f)	1,290	1,410,650
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,996	3,379,663
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	4,778,811
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	2,560	2,844,274
State of New York Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(b)	5,700	5,834,634

		32,421,246
Pennsylvania — 1.8%
Commonwealth of Pennsylvania, GO, Series First, 4.00%, 03/01/36(f)	1,769	1,822,929
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,729,228

		3,552,157
South Carolina — 1.7%
South Carolina Public Service Authority, Refunding RB, Series A(b)(f):
5.50%, 01/01/19	258	262,567
5.50%, 01/01/19	2,986	3,036,008

		3,298,575
Texas — 6.9%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(b)(f)	3,989	4,062,336
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	5,633,847
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(b)	3,480	3,844,025

		13,540,208
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	1,994	2,064,703

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	$1,641	$1,681,665

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 72.5% (Cost — $137,249,493)		141,855,022

Total Long-Term Investments — 169.1% (Cost — $315,049,133)		330,913,288

	Shares
Short-Term Securities — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(g)(h)	2,045,731	2,046,140

Total Short-Term Securities — 1.0% (Cost — $2,046,129)		2,046,140

Total Investments — 170.1% (Cost — $317,095,262)		332,959,428
Other Assets Less Liabilities — 1.7%		3,368,575
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (41.5)%		(81,316,633)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.3)%		(59,234,041)

Net Assets Applicable to Common Shares — 100.0%		$195,777,329

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expires September 6, 2018 to January 1, 2038 is $20,870,682. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,140,114	905,617	2,045,731	$2,046,140	$6,604	$106	$(58)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	18	09/19/18	$2,150	$5,909
Long U.S. Treasury Bond	49	09/19/18	7,005	(7,047)
5-Year U.S. Treasury Note	24	09/28/18	2,715	4,125

				$2,987

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Fund (MYF)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$10,034	$—	$10,034

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$7,047	$—	$7,047

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$602,540	$—	$602,540

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$17,736	$—	$17,736

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,913,607

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$330,913,288	$—	$330,913,288
Short-Term Securities	2,046,140	—	—	2,046,140

	$2,046,140	$330,913,288	$—	$332,959,428

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$10,034	$—	$—	$10,034
Liabilities:
Interest rate contracts	(7,047)	—	—	(7,047)

	$2,987	$—	$—	$2,987

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Investment Fund (MYF)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(81,012,177)	$—	$(81,012,177)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

	$—	$(140,412,177)	$—	$(140,412,177)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments July 31, 2018	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 132.5%

New Jersey — 131.4%
Corporate — 12.0%
County of Middlesex Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(a)(b)	$2,350	$24,675
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 06/01/29	7,700	8,017,548
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,956,717
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	7,195	8,137,905
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	415	493,418
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	3,450	3,903,744
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	440	472,784
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,255	2,346,530
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	9,900	10,277,091
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	4,100	4,316,521
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	2,270	2,503,061
Sub Series A, 5.00%, 07/01/33	1,175	1,290,984
Sub Series A, 4.00%, 07/01/34	1,270	1,267,003

		45,007,981
County/City/Special District/School District — 21.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,280	2,443,841
5.25%, 11/01/44	12,000	12,841,680
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 07/01/33	1,565	1,739,717
5.00%, 07/01/35	2,425	2,685,081
City of Margate New Jersey, GO, Refunding, Improvement(e):
5.00%, 01/15/21	1,200	1,292,628
5.00%, 01/15/21	1,075	1,157,979
City of Margate New Jersey, GO, Refunding Improvement, 5.00%, 01/15/21(e)	1,195	1,287,242
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 07/01/33	755	756,359
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(d)	6,365	6,429,223
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	4,540	5,613,074
5.50%, 10/01/29	8,505	10,600,717
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 01/01/39	2,000	2,029,120
5.38%, 01/01/44	8,000	8,119,600
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 09/01/40	2,480	2,777,426
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	2,840	3,383,349
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 05/01/42	2,320	2,525,274

Security	Par (000)	Value
County/City/Special District/School District (continued)
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	$670	$733,905
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 03/01/38	2,750	3,062,262
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	5,000	5,694,450
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	4,750	5,530,045

		80,702,972
Education — 21.3%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	950	971,337
New Jersey EDA, RB:
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/38	160	171,664
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	410	435,928
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(d)	330	343,223
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(d)	1,030	1,054,246
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(d)	1,685	1,725,053
MSU Student Housing Project Provide, 5.75%, 06/01/20(e)	1,000	1,074,170
MSU Student Housing Project Provide, 5.88%, 06/01/20(e)	3,000	3,229,260
School Facilities Construction (AGC), 5.50%, 12/15/18(e)	2,690	2,730,834
School Facilities Construction (AGC), 5.50%, 12/15/34	50	50,658
Team Academy Charter School Project, 6.00%, 10/01/33	4,780	5,280,370
New Jersey EDA, Refunding RB, Series A(d):
Greater Brunswick Charter School, Inc. Project, 5.63%, 08/01/34	630	640,723
Greater Brunswick Charter School, Inc. Project, 5.88%, 08/01/44	1,070	1,086,446
Greater Brunswick Charter School, Inc. Project, 6.00%, 08/01/49	555	563,636
Teaneck Community Charter School Project, 4.25%, 09/01/27	210	206,577
Teaneck Community Charter School Project, 5.00%, 09/01/37	805	793,287
Teaneck Community Charter School Project, 5.13%, 09/01/52	1,700	1,629,977
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/32	4,000	4,298,760
Rider University Issue, Series F, 4.00%, 07/01/42	1,945	1,866,733
Rider University Issue, Series F, 5.00%, 07/01/47	1,385	1,485,800
New Jersey Educational Facilities Authority, Refunding RB:
Kean University, Series A, 5.50%, 09/01/19(e)	7,260	7,570,002
Montclair State University, Series A, 5.00%, 07/01/44	12,960	14,391,821
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	2,120	2,237,172
Ramapo College, Series B, 5.00%, 07/01/42	690	748,022
Rider University, Series A, 5.00%, 07/01/32	1,000	1,045,130
Seton Hall University, Series D, 5.00%, 07/01/38	500	551,850
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	955	969,306
University of Medicine & Dentistry, Series B, 7.13%, 06/01/19(e)	1,300	1,360,645
University of Medicine & Dentistry, Series B, 7.50%, 06/01/19(e)	1,000	1,049,740

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT:
Sub-Series C, 4.00%, 12/01/48	$1,450	$1,415,055
Series 1A, 5.00%, 12/01/22	915	1,007,122
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	3,400	3,630,622
Series 1A, 5.00%, 12/01/25	850	877,948
Series 1A, 5.00%, 12/01/26	545	562,631
Series 1A, 5.25%, 12/01/32	1,700	1,764,158
Student Loan, Series 1A, 5.13%, 12/01/27	145	149,772
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/40	3,000	3,354,180
5.00%, 07/01/42	2,455	2,657,636
5.00%, 07/01/45	4,500	5,016,420

		79,997,914
Health — 8.8%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 02/15/34	590	631,117
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	1,685	1,874,327
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	2,400	2,690,808
Virtua Health, Series A (AGC), 5.50%, 07/01/38	4,150	4,295,789
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(e)	4,090	4,576,669
AHS Hospital Corp., 6.00%, 07/01/21(e)	900	1,007,091
Princeton Healthcare System, 5.00%, 07/01/34	860	984,906
Princeton Healthcare System, 5.00%, 07/01/39	2,530	2,876,408
Robert Wood Johnson University Hospital, 5.00%, 01/01/20(e)	1,000	1,046,330
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,635	1,678,507
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,305	3,690,991
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(e)	1,850	2,047,747
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(e)	5,140	5,689,415

		33,090,105
Housing — 4.5%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	3,860	3,932,414
S/F Housing, Series CC, 5.00%, 10/01/34	2,280	2,316,412
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
Series D, AMT, 4.25%, 11/01/37	1,260	1,265,720
Single Family Housing, Series A, 3.75%, 10/01/35	5,260	5,267,890
Newark Housing Authority, RB:
M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,244,840
South Ward Police Facility (AGC), 6.75%, 12/01/19(e)	1,750	1,869,087

		16,896,363
State — 9.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(f):
0.00%, 11/01/23	1,460	1,276,901
0.00%, 11/01/26	6,000	4,674,480
0.00%, 11/01/27	4,000	2,987,840
0.00%, 11/01/28	4,540	3,249,596
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,125	1,159,358

Security	Par (000)	Value
State (continued)
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/26	$1,250	$1,332,637
Cigarette Tax, 5.00%, 06/15/28	975	1,033,988
Cigarette Tax, 5.00%, 06/15/29	2,260	2,391,668
Cigarette Tax (AGM), 5.00%, 06/15/22	3,690	4,019,591
School Facilities Construction, 5.25%, 06/15/19(e)	265	273,546
School Facilities Construction, Series AA, 5.25%, 06/15/19(e)	70	72,258
School Facilities Construction, Series AA, 5.50%, 06/15/19(e)	2,340	2,420,496
School Facilities Construction, Series AA, 5.50%, 12/15/29	1,160	1,189,812
School Facilities Construction, Series AA, 5.25%, 12/15/33	665	680,381
School Facilities Construction, Series GG, 5.25%, 09/01/27	4,295	4,510,222
New Jersey Health Care Facilities Financing Authority, RB, Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/18(e)	4,000	4,025,680
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 06/15/19(e)	1,900	1,961,275

		37,259,729
Tobacco — 4.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,295	1,450,024
Sub-Series B, 5.00%, 06/01/46	12,775	13,686,113

		15,136,137
Transportation — 48.0%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 01/01/40	4,000	4,388,560
Series D, 5.00%, 01/01/40	2,585	2,690,701
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	15,780	17,251,643
(AGM), 5.00%, 01/01/31	1,000	1,104,490
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(e)	16,000	17,855,680
Series A, 5.00%, 07/01/22(e)	1,015	1,132,720
Series E, 5.00%, 01/01/45	720	797,674
Series A, 5.00%, 01/01/35	1,060	1,208,972
Series E, 5.25%, 01/01/19(e)	4,865	4,943,375
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 01/01/22(e)	1,000	1,104,080
Series E, 5.00%, 01/01/32	150	174,442
Series G, 4.00%, 01/01/43	1,445	1,503,667
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(f)	5,250	2,959,110
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(f)	4,140	1,924,231
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,220,700
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	7,910	7,928,035
Transportation Program, Series AA, 5.00%, 06/15/38	9,490	10,052,947
Transportation Program, Series AA, 5.25%, 06/15/41	5,000	5,396,850
Transportation System, 6.00%, 12/15/38	3,220	3,263,084
Transportation System, Series A, 6.00%, 06/15/35	11,440	12,452,097
Transportation System, Series A, 5.88%, 12/15/38	5,975	6,051,062
Transportation System, Series A, 5.50%, 06/15/41	8,330	8,711,097

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Transportation System, Series A, 5.00%, 06/15/42	$6,885	$7,154,272
Transportation System, Series A (AGC), 5.63%, 12/15/28	1,450	1,470,169
Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,026,920
Transportation System, Series AA, 5.50%, 06/15/39	8,205	8,808,067
New Jersey Transportation Trust Fund Authority, Refunding RB, Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	5,540	6,127,185
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/40	4,000	4,556,720
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	250	268,872
Consolidated, 93rd Series, 6.13%, 06/01/94	5,000	5,992,500
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,262,560
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	4,580	4,994,994
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 07/15/36	8,500	9,164,275
172nd Series, AMT, 5.00%, 10/01/34	2,500	2,706,500
206th Series, AMT, 5.00%, 11/15/42	1,365	1,532,977
206th Series, AMT, 5.00%, 11/15/47	1,525	1,706,231
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	2,620	2,832,299

		180,719,758
Utilities — 1.4%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(f):
0.00%, 09/01/31	6,000	3,870,300
0.00%, 09/01/33	2,650	1,570,364

		5,440,664

Total Municipal Bonds in New Jersey		494,251,623

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	2,155	2,169,051
5.63%, 05/15/43	2,060	2,077,963

Total Municipal Bonds in Puerto Rico		4,247,014

Total Municipal Bonds — 132.5% (Cost — $474,735,672)		498,498,637

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New Jersey — 33.2%
County/City/Special District/School District — 8.7%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,560	2,893,075
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	6,982	7,528,975
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	20,310	22,225,030

		32,647,080
Education — 4.2%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 05/01/19(e)	4,502	4,619,669
Series L, 5.00%, 05/01/43	10,000	11,082,400

		15,702,069

Security	Par (000)	Value
Health — 1.5%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	$5,555	$5,592,167

State — 6.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,422,161
New Jersey EDA, RB, School Facilities Construction (AGC)(e):
6.00%, 12/15/18	7,494	7,621,501
6.00%, 12/15/18	106	107,852
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(h)	8,017	8,552,951

		22,704,465
Transportation — 12.8%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(e)(h)	13,520	15,035,288
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	6,700	6,714,405
Series B, 5.25%, 06/15/36(h)	8,502	8,864,274
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	16,255	17,461,490

		48,075,457

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.2% (Cost — $118,827,060)		124,721,238

Total Long-Term Investments — 165.7% (Cost — $593,562,732)		623,219,875

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(i)(j)	391,750	391,828

Total Short-Term Securities — 0.1% (Cost — $391,828)		391,828

Total Investments — 165.8% (Cost — $593,954,560)		623,611,703
Other Assets Less Liabilities — 0.7%		2,707,894
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.7)%		(70,454,800)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (47.8)%		(179,686,874)

Net Assets Applicable to Common Shares — 100.0%		$376,177,923

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Non-income producing security.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Zero-coupon bond.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 to September 1, 2020, is $22,647,753. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

(j)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	7,054,161	(6,662,411)	391,750	$391,828	$19,404	$388	$(268)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	52	09/19/18	$6,210	$19,243
Long U.S. Treasury Bond	61	09/19/18	8,721	43,499
5-Year U.S. Treasury Note	41	09/28/18	4,638	11,972

				$74,714

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$74,714	$—	$74,714

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,184,184	$—	$1,184,184

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$92,230	$—	$92,230

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – short	$18,446,346

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$623,219,875	$—	$623,219,875
Short-Term Securities	391,828	—	—	391,828

	$391,828	$623,219,875	$—	$623,611,703

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$74,714	$—	$—	$74,714

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(70,287,619)	$—	$(70,287,619)
VRDP Shares at Liquidation Value	—	(180,000,000)	—	(180,000,000)

	$—	$(250,287,619)	$—	$(250,287,619)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2018

	MNE	MZA	MYC	MYF	MYJ

ASSETS
Investments at value — unaffiliated(a)	$103,874,040	$104,510,730	$540,914,065	$330,913,288	$623,219,875
Investments at value — affiliated(b)	1,061,407	406,978	5,453,513	2,046,140	391,828
Cash pledged for futures contracts	44,450	51,000	236,500	70,550	137,150
Receivables:
Interest — unaffiliated	1,076,765	755,202	6,816,420	4,032,004	5,028,178
Dividends — affiliated	786	553	1,769	366	2,256
Investments sold	—	—	—	583,887	—
Prepaid expenses	15,589	12,552	18,479	17,037	17,758

Total assets	106,073,037	105,737,015	553,440,746	337,663,272	628,797,045

ACCRUED LIABILITIES
Bank overdraft	44,218	53,977	158,649	101,240	274,148
Payables:
Investments purchased	352,239	—	7,792,994	—	—
Income dividend — Common Shares	168,394	241,032	1,113,814	952,009	1,461,565
Investment advisory fees	49,229	44,824	229,942	143,160	260,623
Interest expense and fees	44,601	2,929	393,804	304,456	167,181
Directors’ and Officer’s fees	586	588	2,819	1,765	33,601
Variation margin on futures contracts	3,591	5,709	24,878	6,495	12,779
Reorganization costs	—	—	—	—	203,876
Other accrued expenses	87,852	82,961	172,396	130,600	230,856

Total accrued liabilities	750,710	432,020	9,889,296	1,639,725	2,644,629

OTHER LIABILITIES
TOB Trust Certificates	12,780,377	3,000,000	114,107,701	81,012,177	70,287,619
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	29,460,648	37,152,046	105,698,702	59,234,041	179,686,874

Total other liabilities	42,241,025	40,152,046	219,806,403	140,246,218	249,974,493

Total liabilities	42,991,735	40,584,066	229,695,699	141,885,943	252,619,122

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$63,081,302	$65,152,949	$323,745,047	$195,777,329	$376,177,923

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)	$59,562,176	$60,955,987	$303,340,659	$183,633,622	$347,611,511
Undistributed net investment income	243,033	185,367	1,206,970	1,583,284	2,634,140
Undistributed net realized gain (accumulated net realized loss)	(180,970)	(24,697)	2,696,080	(5,306,730)	(3,799,585)
Net unrealized appreciation (depreciation)	3,457,063	4,036,292	16,501,338	15,867,153	29,731,857

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$63,081,302	$65,152,949	$323,745,047	$195,777,329	$376,177,923

Net asset value per Common Share	$14.98	$14.06	$15.11	$14.29	$15.57

(a) Investments at cost — unaffiliated	$100,423,483	$100,464,062	$524,428,688	$315,049,133	$593,562,732
(b) Investments at cost — affiliated	$1,061,292	$406,938	$5,453,299	$2,046,129	$391,828
(c) Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,800
(d) Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—
(e) Preferred Shares authorized	1,536	1,985	8,059	1,000,000	5,782
(f) Common Shares outstanding, par value $0.10 per share	4,209,844	4,635,227	21,419,494	13,697,962	24,158,105
(g) Common Shares authorized	199,998,464	199,998,015	199,991,941	Unlimited	199,994,218

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended July 31, 2018

	MNE	MZA	MYC	MYF	MYJ

INVESTMENT INCOME
Interest — unaffiliated	$3,738,123	$4,563,459	$21,613,361	$16,048,718	$17,774,736
Dividends — affiliated	7,878	5,203	14,584	6,604	19,404

Total investment income	3,746,001	4,568,662	21,627,945	16,055,322	17,794,140

EXPENSES
Investment advisory	570,245	532,481	2,766,944	1,702,354	2,053,383
Professional	45,250	44,520	74,889	68,273	76,684
Rating agency	41,503	41,522	41,643	41,563	41,636
Accounting services	18,754	19,371	79,904	53,035	59,379
Transfer agent	15,464	16,370	28,994	25,178	22,255
Printing	9,454	9,821	13,266	11,891	13,796
Registration	9,418	2,169	9,583	9,418	9,418
Directors and Officer	5,879	6,040	29,872	18,110	21,605
Custodian	5,532	5,436	23,008	14,086	28,700
Reorganization costs	—	—	—	—	289,845
Miscellaneous	22,874	19,930	27,228	20,811	10,207

Total expenses excluding interest expense, fees and amortization of offering costs	744,373	697,660	3,095,331	1,964,719	2,626,908
Interest expense, fees and amortization of offering costs(a)	797,405	814,269	4,337,547	2,674,893	3,260,276

Total expenses	1,541,778	1,511,929	7,432,878	4,639,612	5,887,184
Less fees waived and/or reimbursed by the Manager	(687)	(537)	(1,440)	(587)	(300,368)

Total expenses after fees waived and/or reimbursed	1,541,091	1,511,392	7,431,438	4,639,025	5,586,816

Net investment income	2,204,910	3,057,270	14,196,507	11,416,297	12,207,324

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	129,645	71,005	2,380,208	561,483	494,176
Investments — affiliated	(480)	197	(50)	(75)	308
Futures contracts	323,820	223,159	1,309,643	602,540	1,184,184
Capital gain distributions from investment companies — affiliated	641	93	52	181	80

	453,626	294,454	3,689,853	1,164,129	1,678,748

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,559,341)	(2,483,796)	(12,529,201)	(9,584,562)	(4,665,292)
Investments — affiliated	96	(132)	177	(58)	(268)
Futures contracts	9,491	(3,042)	70,835	17,736	92,230

	(2,549,754)	(2,486,970)	(12,458,189)	(9,566,884)	(4,573,330)

Net realized and unrealized gain (loss)	(2,096,128)	(2,192,516)	(8,768,336)	(8,402,755)	(2,894,582)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$108,782	$864,754	$5,428,171	$3,013,542	$9,312,742

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MNE		MZA
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,204,910	$2,402,719	$3,057,270	$3,337,105
Net realized gain	453,626	111,725	294,454	524,460
Net change in unrealized appreciation (depreciation)	(2,549,754)	(3,367,390)	(2,486,970)	(4,386,681)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	108,782	(852,946)	864,754	(525,116)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(2,153,335)	(2,506,044)	(3,213,774)	(3,436,678)
From net realized gain	—	(227,008)	—	—

Decrease in net assets resulting from distributions to shareholders	(2,153,335)	(2,733,052)	(3,213,774)	(3,436,678)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	155,879	174,822

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(2,044,553)	(3,585,998)	(2,193,141)	(3,786,972)
Beginning of year	65,125,855	68,711,853	67,346,090	71,133,062

End of year	$63,081,302	$65,125,855	$65,152,949	$67,346,090

Undistributed net investment income, end of year	$243,033	$335,408	$185,367	$335,400

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	MYC		MYF
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,196,507	$15,788,884	$11,416,297	$11,906,791
Net realized gain	3,689,853	1,751,529	1,164,129	1,405,386
Net change in unrealized appreciation (depreciation)	(12,458,189)	(25,046,181)	(9,566,884)	(15,378,376)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,428,171	(7,505,768)	3,013,542	(2,066,199)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(14,866,035)	(17,120,096)	(11,897,107)	(12,790,627)
From net realized gain	(1,273,196)	(6,483,030)	—	—

Decrease in net assets resulting from distributions to shareholders	(16,139,231)	(23,603,126)	(11,897,107)	(12,790,627)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	970,568	233,598	543,663

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(10,711,060)	(30,138,326)	(8,649,967)	(14,313,163)
Beginning of year	334,456,107	364,594,433	204,427,296	218,740,459

End of year	$323,745,047	$334,456,107	$195,777,329	$204,427,296

Undistributed net investment income, end of year	$1,206,970	$1,702,532	$1,583,284	$2,282,028

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYJ
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,207,324	$11,686,910
Net realized gain	1,678,748	1,230,212
Net change in unrealized appreciation (depreciation)	(4,573,330)	(14,847,502)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,312,742	(1,930,380)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(13,214,077)	(12,907,560)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	518,876	988,609
Cost of shares redeemed	(621)	—
Net proceeds from the issuance of shares due to reorganization	151,276,550	—

Net increase in net assets derived from capital share transactions	151,794,805	988,609

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	147,893,470	(13,849,331)
Beginning of year	228,284,453	242,133,784

End of year	$376,177,923	$228,284,453

Undistributed net investment income, end of year	$2,634,140	$3,152,147

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Cash Flows

Year Ended July 31, 2018

	MNE	MZA	MYC	MYF	MYJ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$108,782	$864,754	$5,428,171	$3,013,542	$9,312,742
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	23,293,245	21,468,209	204,498,193	51,018,842	49,093,036
Purchases of long-term investments	(27,486,580)	(22,594,297)	(195,584,028)	(53,363,094)	(58,498,311)
Net proceeds from sales (purchases) of short-term securities	(874,126)	562,570	(4,442,188)	(905,703)	7,518,072
Amortization of premium and accretion of discount on investments and other fees	833,585	414,977	4,274,116	1,044,424	1,294,361
Net realized gain on investments	(129,165)	(71,202)	(2,380,158)	(561,408)	(494,484)
Net unrealized (appreciation) depreciation on investments	2,559,245	2,483,928	12,529,024	9,584,620	4,665,560
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(57,873)	(13,491)	401,926	(6,559)	1,427,226
Dividends — affiliated	(579)	(170)	(493)	(61)	(110)
Variation margin on futures contracts	3,594	3,539	22,586	7,398	9,930
Prepaid expenses	(592)	13,412	(313)	(533)	(1,077)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(45,861)	(44,982)	(239,718)	(143,745)	(224,665)
Interest expense and fees	23,556	702	78,978	115,189	88,271
Directors’ and Officer’s	(280)	(337)	(1,751)	(1,114)	(3,562)
Reorganization costs	—	—	—	—	(90,655)
Variation margin on futures contracts	3,591	5,709	24,878	6,495	12,779
Other accrued expenses	(6,756)	(8,609)	(40,818)	(28,603)	(89,303)

Net cash provided by (used for) operating activities	(1,776,214)	3,084,712	24,568,405	9,779,690	14,019,810

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments for offering costs	—	—	—	—	(38,000)
Payments on redemption of Common Shares	—	—	—	—	(621)
Proceeds from TOB Trust Certificates	4,591,206	—	22,605,002	8,605,429	2,960,445
Repayments of TOB Trust Certificates	(670,000)	—	(30,997,933)	(6,703,738)	(3,976,836)
Proceeds from Loan for TOB Trust Certificates	—	—	—	638,750	1,468,135
Repayments of Loan for TOB Trust Certificates	—	—	—	(638,750)	(1,468,135)
Cash dividends paid to Common Shareholders	(2,172,279)	(3,103,552)	(16,353,419)	(11,778,694)	(13,144,541)
Increase in bank overdraft	3,265	2,370	12,130	19,056	132,748
Amortization of deferred offering costs	6,022	6,470	8,815	7,257	10,995

Net cash (provided by) used for financing activities	1,758,214	(3,094,712)	(24,725,405)	(9,850,690)	(14,055,810)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(18,000)	(10,000)	(157,000)	(71,000)	(36,000)
Restricted and unrestricted cash and foreign currency at beginning of year	62,450	61,000	393,500	141,550	173,150

Restricted and unrestricted cash and foreign currency at end of year	44,450	$51,000	$236,500	$70,550	$137,150

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$767,827	$806,765	$4,248,826	$2,551,926	$3,269,645

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$155,879	$—	$233,598	$518,876
Fair value of investments and derivatives acquired through reorganization	—	—	—	—	$255,731,218
Common Shares issued in reorganization	—	—	—	—	$151,276,550
Preferred Shares issued in reorganization	—	—	—	—	$77,800,000

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$44,450	$51,000	$236,500	$70,550	$137,150

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$62,450	$61,000	$393,500	$141,550	$173,150

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MNE
	Year Ended July 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$15.47		$16.32		$15.37		$15.34		$14.54

Net investment income(a)	0.52		0.57		0.64		0.68		0.69
Net realized and unrealized gain (loss)	(0.50)		(0.77)		0.97		0.04		0.84

Net increase (decrease) from investment operations	0.02		(0.20)		1.61		0.72		1.53

Distributions to Common Shareholders(b)
From net investment income	(0.51)		(0.60)		(0.66)		(0.69)		(0.73)
From net realized gain	—		(0.05)		—		—		—

Total distributions to Common Shareholders	(0.51)		(0.65)		(0.66)		(0.69)		(0.73)

Net asset value, end of year	$14.98		$15.47		$16.32		$15.37		$15.34

Market price, end of year	$12.57		$14.07		$15.75		$14.07		$13.64

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.68%		(0.75)%		10.97%		5.23%		11.40%

Based on market price	(7.16)%		(6.47)%		16.99%		8.34%		10.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.41%		2.08%		1.75%		1.74%		1.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.41%		2.08%		1.75%		1.74%		1.80%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.16	%(e)	1.13	%(e)	1.26	%(e)	1.59	%(e)	1.63	%(e)

Net investment income to Common Shareholders	3.44%		3.70%		4.03%		4.38%		4.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$63,081		$65,126		$68,712		$64,717		$64,566

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600		$29,600		$29,600		$29,600		$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$313,113		$320,020		$332,135		$318,638		$318,130

Borrowings outstanding, end of year (000)	$12,780		$8,859		$8,939		$6,419		$5,759

Portfolio turnover rate	23%		14%		21%		15%		21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Expense ratios	1.16%	1.13%	1.16%	1.14%	1.14%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MZA
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.56	$15.42	$14.72	$14.52	$13.57

Net investment income(a)	0.66	0.72	0.77	0.80	0.81
Net realized and unrealized gain (loss)	(0.47)	(0.84)	0.75	0.23	0.97

Net increase (decrease) from investment operations	0.19	(0.12)	1.52	1.03	1.78

Distributions to Common Shareholders from net investment income(b)	(0.69)	(0.74)	(0.82)	(0.83)	(0.83)

Net asset value, end of year	$14.06	$14.56	$15.42	$14.72	$14.52

Market price, end of year	$14.45	$16.59	$17.68	$16.90	$15.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.22%	(0.72)%	10.11%	6.97%	13.63%

Based on market price	(8.71)%	(1.34)%	9.96%	18.88%	19.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.28%	2.00%	1.64%	1.63%	1.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.28%	2.00%	1.64%	1.63%	1.69%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.05%	1.03%	1.02%	1.05%	1.06%

Net investment income to Common Shareholders	4.62%	4.94%	5.15%	5.41%	5.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$65,153	$67,346	$71,133	$67,708	$66,613

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$274,673	$280,553	$290,705	$281,522	$278,586

Borrowings outstanding, end of year (000)	$3,000	$3,000	$3,000	$3,330	$3,330

Portfolio turnover rate	20%	9%	13%	16%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYC
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.61	$17.07	$16.35	$16.38	$14.96

Net investment income(a)	0.66	0.74	0.86	0.87	0.91
Net realized and unrealized gain (loss)	(0.41)	(1.10)	0.87	—	1.46

Net increase (decrease) from investment operations	0.25	(0.36)	1.73	0.87	2.37

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.80)	(0.88)	(0.90)	(0.95)
From net realized gain	(0.06)	(0.30)	(0.13)	—	—

Total distributions to Common Shareholders	(0.75)	(1.10)	(1.01)	(0.90)	(0.95)

Net asset value, end of year	$15.11	$15.61	$17.07	$16.35	$16.38

Market price, end of year	$13.19	$15.43	$17.43	$15.47	$14.87

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.02%	(1.83)%	11.07%	5.75%	16.87%

Based on market price	(9.91)%	(4.96)%	19.86%	10.21%	13.86%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.26%	2.08%	1.55%	1.37%	1.43%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.26%	2.08%	1.55%	1.37%	1.42%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	0.94%	0.96%	0.92%	0.89%	0.92%

Net investment income to Common Shareholders	4.32%	4.68%	5.15%	5.29%	5.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$323,745	$334,456	$364,594	$348,849	$349,484

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$405,708	$415,823	$444,282	$429,413	$430,013

Borrowings outstanding, end of year (000)	$114,108	$122,501	$141,734	$119,196	$83,283

Portfolio turnover rate	37%	34%	27%	32%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYF
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.94	$16.03	$15.61	$15.56	$14.26

Net investment income(a)	0.83	0.87	0.92	0.95	0.96
Net realized and unrealized gain (loss)	(0.61)	(1.02)	0.47	0.07	1.29

Net increase (decrease) from investment operations	0.22	(0.15)	1.39	1.02	2.25

Distributions to Common Shareholders from net investment income(b)	(0.87)	(0.94)	(0.97)	(0.97)	(0.95)

Net asset value, end of year	$14.29	$14.94	$16.03	$15.61	$15.56

Market price, end of year	$13.69	$16.34	$17.02	$14.67	$14.56

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.61%	(0.88)%	9.24%	6.88%	16.75%

Based on market price	(11.00)%	2.10%	23.41%	7.34%	14.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.33%	1.97%	1.53%	1.46%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.32%	1.97%	1.53%	1.46%	1.52%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	0.98%	0.97%	0.94%	0.94%	0.97%

Net investment income to Common Shareholders	5.72%	5.76%	5.86%	6.00%	6.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,777	$204,427	$218,740	$212,691	$211,966

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$429,591	$444,154	$468,250	$458,065	$456,845

Borrowings outstanding, end of year (000)	$81,012	$79,110	$77,759	$75,764	$75,865

Portfolio turnover rate	15%	12%	11%	13%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYJ
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$15.89		$16.93	$16.01	$16.11	$14.92

Net investment income(a)	0.77		0.81	0.89	0.90	0.90
Net realized and unrealized gain (loss)	(0.21)		(0.95)	0.94	(0.10)	1.21

Net increase (decrease) from investment operations	0.56		(0.14)	1.83	0.80	2.11

Distributions to Common Shareholders(b)
From net investment income	(0.88)		(0.90)	(0.91)	(0.90)	(0.89)
From net realized gain	—		—	—	—	(0.03)

Total distributions to Common Shareholders	(0.88)		(0.90)	(0.91)	(0.90)	(0.92)

Net asset value, end of year	$15.57		$15.89	$16.93	$16.01	$16.11

Market price, end of year	$13.51		$16.58	$17.49	$14.72	$14.67

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.94%		(0.68)%	11.95%	5.52%	15.27%

Based on market price	(13.57)%		0.32%	25.78%	6.54%	13.99%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.38	%(e)	1.93%	1.55%	1.50%	1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.25	%(e)	1.93%	1.55%	1.50%	1.57%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	0.94	%(e)	0.93%	0.92%	0.93%	0.95%

Net investment income to Common Shareholders	4.93%		5.11%	5.43%	5.51%	5.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$376,178		$228,284	$242,134	$228,628	$230,112

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$180,000		$102,200	$102,200	$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,988		$323,370	$336,922	$323,707	$325,159

Borrowings outstanding, end of year (000)	$70,288		$45,634	$40,642	$39,554	$39,554

Portfolio turnover rate	11%		6%	10%	11%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs, would have been 2.26%, 2.25% and 0.94%, respectively, for the year ended July 31, 2018.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	Maryland	Non-diversified
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Diversified
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Diversified
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

The Boards of Directors or Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors or trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board and shareholders of MYJ and the Board and shareholders of each of BlackRock New Jersey Municipal Bond Trust (“BLJ”) and BlackRock New Jersey Municipal Income Trust (“BNJ”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each respective Target Fund into MYJ. As a result, MYJ acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of MYJ.

Each Common Shareholder of a Target Fund received Common Shares of MYJ in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on June 8, 2018, less the costs of the Target Funds’ reorganization. Cash was distributed for any fractional Common Shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of MYJ in an amount equal to the aggregate liquidation preference of the Target Fund Preferred Shares held by such Preferred Shareholder prior to the Target Funds’ reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of MYJ in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MYJ Share Class	Shares of MYJ
BLJ	Common	2,327,921	0.97922768	Common	2,279,564
BNJ	Common	7,675,428	0.97444747	Common	7,479,301
BLJ	VRDP	187	1	VRDP	187
BNJ	VRDP	591	1	VRDP	591

Each Target Fund’s common net assets and composition of common net assets on June 8, 2018, the valuation date of the reorganizations, were as follows:

	BLJ	BNJ
Net assets Applicable to Common Shares	$35,336,541	$115,940,009
Paid-in-capital	32,637,444	107,607,094
Undistributed net investment income	186,691	341,621
Accumulated net realized loss	(385,974)	(860,834)
Net unrealized appreciation (depreciation)	2,898,380	8,852,128

For financial reporting purposes, assets received and shares issued by MYJ were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of MYJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to common shareholders of the MYJ before the acquisition were $223,209,554. The aggregate net assets of MYJ immediately after the acquisition amounted to $374,486,104. Each Target Fund’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BLJ	$59,448,232	$56,548,549	$5,695,748	$18,700,000
BNJ	193,282,986	187,428,915	19,974,201	59,100,000

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on June 11, 2018.

Assuming the acquisitions had been completed on August 1, 2017, the beginning of the fiscal reporting period of MYJ, the pro forma results of operations for the year ended July 31, 2018, are as follows:

•	Net investment income (loss): $18,129,424

•	Net realized and change in unrealized gain (loss) on investments: $(4,712,725)

•	Net increase in net assets resulting from operations: $13,416,698

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MYJ that have been included in MYJ’s Statements of Operations since June 11, 2018.

Reorganization costs incurred by MYJ in connection with the reorganization were expensed by MYJ. The Manager reimbursed the Fund $289,845, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 8. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Fund. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provides the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. With respect to MZA, MYC, MYF and MYJ, the Funds’ management believed that the Funds’ restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MNE	$123,214	$50,281	$11,590	$185,085
MZA	35,222	14,700	4,200	54,122
MYC	1,409,984	564,987	163,200	2,138,171
MYF	986,833	355,020	125,233	1,467,086
MYJ	610,107	182,226	165,912	958,245

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

For the year ended July 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MNE	$22,872,053	$12,780,377	0.95% — 1.05%	$10,147,670	1.82%
MZA	6,324,915	3,000,000	0.97%	3,000,000	1.81
MYC	252,885,587	114,107,701	0.90% — 1.09%	122,500,632	1.66
MYF	141,855,022	81,012,177	0.90% — 1.58%	81,310,526	1.80
MYJ	124,721,238	70,287,619	0.94% — 1.14%	50,048,067	1.91

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2018.

For the year ended July 31, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYF	$—	—%	$21,000	0.78%
MYJ	—	—	49,019	0.75

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

INVESTMENT ADVISORY: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to MYJ, effective on June 11, 2018 with the reorganizations of BLJ and BNJ with and into MYJ, the Manager voluntarily agreed to waive 0.01% of its investment advisory fee. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amount waived was $8,686.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

	MNE	MZA	MYC	MYF	MYJ
Amounts waived	$687	$537	$1,440	$587	$1,837

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$27,838,819	$22,594,297	$202,074,659	$49,664,248	$46,449,222
Sales	23,293,245	21,468,209	204,498,193	49,110,518	49,093,036

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the sale of bonds received from tender option bond trusts and the characterization of expenses were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital	$(6,023)	$(612,950)	$(8,813)	$(7,212,731)	$(35,212)
Undistributed net investment income	$(143,950)	$6,471	$173,966	$(217,934)	$(39,566)
Undistributed net realized gain (accumulated net realized loss)	$149,973	$606,479	$(165,153)	$7,430,665	$74,778

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax-exempt income(a)
07/31/18	$2,759,427	$3,967,365	$16,938,648	$13,086,745	$15,504,473
07/31/17	2,953,139	4,037,361	18,588,212	13,746,881	14,553,398
Ordinary income(b)
07/31/18	205	84	330,839	10,913	760
07/31/17	23,334	—	1,461,631	328	—
Long-term capital gains(c)
07/31/18	—	—	1,060,307	—	—
07/31/17	247,836	—	5,442,709	—	—

Total
07/31/18	$2,759,632	$3,967,449	$18,329,794	$13,097,658	$15,505,233

07/31/17	$3,224,309	$4,037,361	$25,492,552	$13,747,209	$14,553,398

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designates the amount paid during the fiscal year ended July 31, 2018, as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$324	$211,497	$849,985	$363,610	$1,099,171
Undistributed ordinary income	291	692	69,632	1,420	921
Undistributed long-term capital gains	256,354	—	3,663,521	—	—
Capital loss carryforwards	—	(68,649)	—	(4,035,486)	(1,172,213)
Net unrealized gains(a)	3,262,157	4,053,422	16,130,009	15,814,163	28,638,533
Qualified late-year losses(b)	—	—	(308,759)	—	—

	$3,519,126	$4,196,962	$20,404,388	$12,143,707	$28,566,412

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MZA	MYF	MYJ
No expiration date(a)	—	$4,035,486	$1,172,213
2019	$68,649	—	—

	$68,649	$4,035,486	$1,172,213

(a)	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MZA	$291,450
MYF	$1,156,001
MYJ	$1,874,556

As of July 31, 2018, gross unrealized appreciation and depreciation on investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost	$88,892,913	$97,864,286	$416,129,866	$236,133,090	$524,653,778

Gross unrealized appreciation	$3,508,628	$4,212,188	$17,604,989	$16,082,675	$32,772,513
Gross unrealized depreciation	(246,471)	(158,766)	(1,474,980)	(268,512)	(4,102,207)

Net unrealized appreciation	$3,262,157	$4,053,422	$16,130,009	$15,814,163	$28,670,306

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states, except for MYF. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares (an unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MZA	MYC	MYF	MYJ
2018	10,464	—	15,524	32,673
2017	11,703	61,758	35,866	61,568

For the years ended July 31, 2018 and July 31, 2017, shares issued and outstanding remained constant for MNE.

For the year ended July 31, 2018, Common Shares issued and outstanding increased by 9,758,826 as a result of the reorganization for MYJ.

For the year ended July 31, 2018, Common Shares issued and outstanding remained constant for MYC.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	09/15/11	296	$29,600,000	10/01/41
MZA	05/19/11	373	37,300,000	06/01/41
MYC	05/19/11	1,059	105,900,000	06/01/41
MYF	05/19/11	594	59,400,000	06/01/41
MYJ	04/21/11	1,022	102,200,000	05/01/41
MYJ	06/11/18	778	77,800,000	05/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between MZA, MYC, MYF and MYJ and its respective liquidity provider was for a 364 day term and was scheduled to expire on May 18, 2012 for MZA, MYC and MYF, and on April 19, 2012 for MYJ. Each fee agreement was subsequently renewed for additional terms. The most recent extension is scheduled to expire on July 4, 2019 unless renewed or terminated in advance.

The initial fee agreement between MNE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012. The initial fee agreement was subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 21, 2012, MNE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is currently set to expire on October 21, 2019, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of MNE’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares of such VRDP Fund will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance the VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), each VRDP Fund may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for MNE, MZA, MYC and MYJ and Aa1 for MYF from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rate	2.05%	2.02%	2.07%	2.02%	2.03%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MZA, MYC, MYF and MYJ commenced a three-year special rate period ending June 24, 2015 with respect to their VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was based on a predetermined methodology. The special rate period has been subsequently extended and is currently set to expire on June 19, 2019. Prior to June 19, 2019, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors

On October 22, 2015, MNE commenced a special rate period ending April 18, 2018 with respect to its VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MNE were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. The special rate period has been subsequently extended and is currently set to expire on April 17, 2019. Prior to April 17, 2019, the older of the VRDP Shares and MNE may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purpose by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MNE/the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, The VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

For the year ended July 31, 2018, VRDP Shares issued and outstanding remained constant for MNE, MZA, MYC and MYF.

For the year ended July 31, 2018, VRDP Shares issued and outstanding for MYJ increased by 778 due to the reorganizations of BLJ and BNJ with and into MYJ.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares. with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP shares are included in interest expense fees and amortization of offering costs in the Statement of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MNE	$606,298	$6,022
MZA	753,677	6,470
MYC	2,190,561	8,815
MYF	1,200,550	7,257
MYJ	2,291,036	10,995

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MNE	$0.0400	$0.0400	VRDP	W-7	65,339
MZA	0.0520	0.0520	VRDP	W-7	81,467
MYC	0.0520	0.0520	VRDP	W-7	231,297
MYF	0.0695	0.0695	VRDP	W-7	129,736
MYJ	0.0605	0.0605	VRDP	W-7	393,140

(a)	Net investment income dividend paid on September 4, 2018 to Common Shareholders of record on August 15, 2018.
(b)	Net investment income dividend declared on September 4, 2018, payable to Common Shareholders of record on September 14, 2018.
(c)	Dividends declared for period August 1, 2018 to August 31, 2018.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, and BlackRock MuniYield New Jersey Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, and BlackRock MuniYield New Jersey Fund, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

BlackRock New Jersey Municipal Bond Trust (BLJ) and BlackRock New Jersey Municipal Income Trust (BNJ) with respect to the fiscal period ended June 11, 2018 designate all net investment income distributions paid as tax-exempt interest dividends. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Each Board considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Fund has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of MNE noted that for the one-, three- and five-year periods reported, MNE ranked in the third quartile, second quartile and third out of four funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MNE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MNE’s underperformance during the applicable periods. The Board was informed that, among other things, the Fund’s yield curve positioning negatively impacted Fund performance versus the Customized Peer Group Composite.

The Board and BlackRock discussed BlackRock’s strategy for improving MNE’s investment performance. Discussions covered topics such as performance attribution, MNE’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of MZA noted that for each of the one-, three- and five-year periods reported, MZA ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MZA. The Composite measures a blend of total return and yield.

The Board of MYC noted that for the one-, three- and five-year periods reported, MYC ranked in the second, third and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYC. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MYC’s underperformance during the applicable periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	65

Disclosure of Investment Advisory Agreements  (continued)

The Board of MYF noted that for the one-, three- and five-year periods reported, MYF ranked in the second, second and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYF. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MYF’s underperformance during the applicable period.

The Board of MYJ noted that for each of the one-, three- and five-year periods reported, MYJ ranked first out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYJ. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of MNE noted that MNE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board of MZA noted that MZA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board of each of MYC and MYJ noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MYF noted that MYF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	69

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolio. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of MZA are Walter O’Connor, Michael Kalinoski and Michael Perilli, and the portfolio managers of MYC are Walter O’Connor, Ted Jaeckel and Michael Perilli.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Remarketing Agent

Barclays Capital, Inc.(a)

New York, NY 10019

Citigroup Global Markets Inc.(b)

New York, NY 10179

VRDP Liquidity Provider

Barclays Bank PLC(a)

New York, NY 10019

Citibank, N.A.(b)

New York, NY 10179

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MNE.
(b)	For all Funds except MNE.

DIRECTOR AND OFFICER INFORMATION	71

Additional Information

Section 19(a) Notices

MYC's amount and source of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amount and source for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Fund	Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MuniYield California Fund	MYC	0.820393	0.014039	0.045402		0.879834	93%	2%	5%	0%	100%

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,726,511	295,080		3,726,511	295,080		3,855,778	165,813
MZA	4,217,698	152,735		4,225,448	144,985		4,292,879	77,554
MYC	19,677,198	471,619		19,480,414	668,403		19,696,077	452,740
MYJ	13,296,779	415,631		13,305,922	406,488		13,344,323	368,087
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	12,286,205	509,547	183,349	12,309,847	489,376	179,878	12,368,732	445,404	164,965

	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,855,778	165,813		3,855,778	165,813		3,866,484	155,107
MZA	4,294,367	76,066		4,289,037	81,396		4,295,119	75,314
MYC	19,655,671	493,146		19,562,729	586,088		19,699,464	449,353
MYJ	13,343,622	368,788		13,324,369	388,041		13,354,922	357,488
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	12,352,319	458,356	168,426	12,321,542	475,112	182,447	12,349,703	464,432	164,966

	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi (a)
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,866,484	155,107		3,866,484	155,107		296	0
MZA	4,289,967	80,466		4,226,368	144,065		373	0
MYC	19,663,589	485,228		19,695,022	453,795		1,059	0
MYJ	13,355,903	356,507		13,345,816	366,594		1,022	0
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	12,348,630	462,743	167,728	12,277,840	528,992	172,269	594	0	0

							W. Carl Kester (a)
							Votes For	Votes Withheld
MNE							296	0
MZA							373	0
MYC							1,059	0
MYJ							1,022	0
								Votes Against	Abstain
MYF							594	0	0

(a)	Voted on by holders of preferred shares only.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	73

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	75

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal	Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Arizona Fund, Inc.	$28,050	$28,012	$0	$0	$9,000	$8,976	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Arizona Fund, Inc.	$9,000	$8,976

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, O’Connor and Perilli have been members of the registrant’s portfolio management team since 1999, 2006 and 2018, respectively.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2)	As of July 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Kalinoski, CFA	20	0	0	0	0	0

	$27.49 Billion	$0	$0	$0	$0	$0

Walter O’Connor, CFA	30	0	0	0	0	0

	$22.04 Billion	$0	$0	$0	$0	$0

Michael Perilli	16	0	0	0	0	0

	$4.70 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.

Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in

BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	None
Walter O’Connor, CFA	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Arizona Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 4, 2018